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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 37 to the Registration Statement on Form N-4, No. 333-91691 of RiverSource Retirement Advisor 4 Advantage(R) Variable Annuity/ RiverSource Retirement Advisor 4 Select(R) Variable Annuity/ RiverSource Retirement Advisor 4 Access(R) Variable Annuity of our report dated April 20, 2012 relating to the financial statements of RiverSource Life Insurance Co. of New York and to the use of our report dated April 20, 2012 with respect to the financial statements of RiverSource of New York Variable Annuity Account, which appear in the Post-Effective Amendment No. 36 to Registration Statement on Form N-4, No. 333-91691 of RiverSource Retirement Advisor 4 Advantage(R) Variable Annuity/ RiverSource Retirement Advisor 4 Select(R) Variable Annuity/ RiverSource Retirement Advisor 4 Access(R) Variable Annuity. We also consent to the reference to us as experts under the heading "Independent Registered Public Accounting Firm" in such Registration Statement.

                                              /s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota
October 16, 2012

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            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Statement of Additional Information and to the use of our report dated April 22, 2011 with respect to the financial statements of RiverSource of New York Variable Annuity Account included in Post-Effective Amendment No. 36 to the Registration Statement (Form N-4, No. 333-91691) for the registration of the RiverSource Retirement Advisor 4 Advantage(R) Variable Annuity, RiverSource Retirement Advisor 4 Select(R) Variable Annuity, and RiverSource Retirement Advisor 4 Access(SM) Variable Annuity offered by RiverSource Life Insurance Co. of New York which has been incorporated by reference in this Post-Effective Amendment No. 37 to the Registration Statement (Form N-4, No. 333-91691) for the registration of the RiverSource Retirement Advisor 4 Advantage(R) Variable Annuity, RiverSource Retirement Advisor 4 Select(R) Variable Annuity, and RiverSource Retirement Advisor 4 Access(SM) Variable Annuity offered by RiverSource Life Insurance Co. of New York.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
October 17, 2012